                         NOTICE OF GUARANTEED DELIVERY

                                 IN RESPECT OF
                          8 3/8% DEBENTURES DUE 2020
                                      OF
                    UNITED PARCEL SERVICE OF AMERICA, INC.
                       PURSUANT TO THE OFFERING CIRCULAR
                            DATED DECEMBER 18, 1997

                 The Exchange Agent for the Exchange Offer is:

                                CITIBANK, N.A.

          By Mail:               By Overnight Courier Delivery:             By Hand:
       Citibank, N.A.                    Citibank, N.A.                  Citibank, N.A.
c/o Citicorp Data Distribu-       c/o Citicorp Data Distribu-       Corporate Trust Window
         tion, Inc.                        tion, Inc.              111 Wall Street, 5th Floor
       P.O. Box 7072                    404 Sette Drive             New York, New York 10043
 Paramus, New Jersey 07653          Paramus, New Jersey 07652

                     Facsimile for Eligible Institutions:

                                (201) 262-3240

                         Facsimile Confirmation Only:

                                (800) 422-2077

                               For information:
                                (800) 422-2077


  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

  As set forth in the Offering Circular dated December 18, 1997 (as it may be supplemented and amended from time to time, the "Offering Circular") of United Parcel Service of America, Inc. (the "Company") under "The Exchange Offer-- Guaranteed Delivery Procedures," and in the Instructions to the related Letter of Transmittal (the "Letter of Transmittal"), this form, or one substantially equivalent hereto, or an Agent's Message relating to the guaranteed delivery procedures, must be used to accept the Company's offer (the "Exchange Offer") to exchange any and all of its outstanding 8 3/8% Debentures Due 2020 (the "Old 2020 Debentures"), for Debentures Due 2030 (the "New 2030 Debentures"), if time will not permit the Letter of Transmittal, certificates representing such Old 2020 Debentures and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date (as defined herein).

  This form must be delivered by an Eligible Institution (as defined herein) by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth above. If a signature on the Letter of Transmittal is required to be guaranteed by a Medallion Signature Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal. This form is not to be used to guarantee signatures.

  Questions and requests for assistance and requests for additional copies of the Offering Circular may be directed to the Exchange Agent at the address above. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

--------------------------------------------------------------------------------
 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JANUARY 22, 1998, UNLESS EXTENDED ("THE EXPIRATION DATE").
--------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

  The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offering Circular and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Old 2020 Debentures specified below pursuant to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer-- Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal. The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company with respect to the Old 2020 Debentures tendered pursuant to the Exchange Offer.

  The undersigned understands that Old 2020 Debentures will be exchanged only after timely receipt by the Exchange Agent of (i) such Old 2020 Debentures, or a Book-Entry Confirmation, and (ii) a Letter of Transmittal (or a manually signed facsimile thereof), including by means of an Agent's Message, of the transfer of such Old 2020 Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility, with respect to such Old 2020 Debentures, properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the execution hereof. The undersigned also understands that the method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent.

  THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF OLD 2020 DEBENTURES WILL BE ACCEPTED ONLY IN DENOMINATIONS OF $1,000 OR AN INTEGRAL MULTIPLE THEREOF. THE UNDERSIGNED ALSO UNDERSTANDS THAT TENDERS OF OLD 2020 DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

  All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

  All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offering Circular.

                           PLEASE SIGN AND COMPLETE

---------------------------------------  ---------------------------------------

 Signature(s) of Holder(s) or             Date:
 Authorized Signatory:                          -----------------------------
                       --------------     Address:
                                                  ---------------------------
 ------------------------------------
                                          -----------------------------------
 ------------------------------------
                                          Area Code and Telephone No:
 Name(s) of Holder(s):                                                -------
                      ---------------
                                          -----------------------------------
 ------------------------------------

 ------------------------------------     If Debentures will be delivered by
                                          book-entry transfer, check book-
 Principal Amount of Old 2020             entry transfer facility below:
 Debentures Tendered:
                     ----------------
                                          [_] The Depository Trust Company
 ------------------------------------
                                           Account No.
 Certificate No.(s) of Old 2020                      ------------------------
 Debentures (if available):
                            ---------
---------------------------------------  ---------------------------------------


--------------------------------------------------------------------------------
   This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear(s) on certificate(s) for Old 2020 Debentures or on a security position listing as the owner of Old 2020 Debentures, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery without alteration, enlargement or any change whatsoever. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     Please print name(s) and address(es)

 Name(s):
         ----------------------------------------------------------------------

 ------------------------------------------------------------------------------

 Capacity:
          ---------------------------------------------------------------------

 Address(es):
             ------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
  DO NOT SEND OLD 2020 DEBENTURES WITH THIS FORM. OLD 2020 DEBENTURES SHOULD
BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Old 2020 Debentures tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Old 2020 Debentures complies with Rule 14e-4 and (iii) guarantees that the Debentures tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (a) such Old 2020 Debentures, or a Book-Entry Confirmation of the transfer of such Old 2020 Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility and (b) a properly completed and duly executed Letter of Transmittal or manually signed facsimile thereof (or Agent's message) with any required signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

   The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

 Name of Firm:
               ---------------------------------------------------------------
 Authorized Signature:
                       -------------------------------------------------------
 Title:
        ----------------------------------------------------------------------
 Address:
          --------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                      (Zip Code)

 Area Code and Telephone Number:
                                 ---------------------------------------------
 Dated:
        --------------------------

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